The PNC Financial Services Group, Inc. Sandler O’Neill West Coast Financial Services Conference March 3, 2009 Exhibit 99.1 * * * * * * * * * *

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance, capital and liquidity levels, and asset quality. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed
Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at
www.pnc.com/investorevents. We provide greater detail regarding these factors in our 2008 Form 10-K, including in the Risk Factors and Risk
Management sections, and in our other SEC filings (accessible on the SEC’s website at www.sec.gov and on or through our corporate website at
www.pnc.com/secfilings). We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. The forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements.
In this presentation, we will sometimes refer to adjusted results to help illustrate the impact of certain types of items. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or a substitute for, our GAAP results. We provide these adjusted amounts and reconciliations so that investors, analysts, regulators and others will be better able to evaluate the impact of these items on our results for the periods presented. We believe that information as adjusted for the impact of the specified items may be useful due to the extent to which these items are not indicative of our ongoing operations.
In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets.
This presentation may also include a discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the
Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

Key Take-Aways
The PNC business model has performed well on a
relative basis given the difficult environment
A significant portion of National City’s credit risk
has been recognized through purchase accounting
The National City acquisition presents a
tremendous opportunity to leverage PNC’s
business model and demonstrated ability to
execute

A Leader in Executing the Banking Basics
(32%) 11% 3 year CAGR
(28%) 9% 5 year CAGR
(37%) 15% 1 year
Pretax pre-provision earnings²
growth
11% 14% Average noninterest-bearing deposits
10%
8%
(3%)
7%
13%
Peers¹
12%
11%
6%
12%
19%
PNC
4Q08 growth versus 2Q07
Average total loans
Average total deposits
Average noninterest-bearing deposits
Average total deposits
Average total loans
4Q08 annualized linked quarter growth
(1)  Peer comparison source: SNL DataSource; Peers represents average of super-regional banks identified in the Appendix other than
PNC.  (2) Total revenue less noninterest expense.  Further information is provided in the Appendix.
PNC has remained “open
for business” throughout
the credit crunch…
…and remains committed
to meeting the needs of
our clients…
Note:  PNC average balances and pretax pre-provision earnings were not impacted by the
National City acquisition, which closed on December 31, 2008.
…while delivering long
term value for our
shareholders.
PNC’s
Business
Model

Balance Sheet Composition
PNC’s Commitment to Prudent Risk Management Remains a Top
Priority for Creating Long Term Value.
100%
9
7
18
66%
100%
15
60
15
2
8%
2008%
of total
$291
25
21
52
$193
$291
43
176
44
4
$24
Dec 31
2008
100%
11
7
22
60%
100%
19
49
22
3
7%
2007%
of total
Total liabilities and shareholders’ equity
Shareholders’ equity
Other liabilities, interests in consolidated entities
Borrowed funds
Deposits
Total assets
Other assets and loan and lease loss allowance
Loans, net of unearned income
Investment securities
Loans held for sale
Cash and short-term investments
in billions
Dec 31, 2008
Key Ratios
Loans/Assets
PNC
Peers¹
60% 69%
Loans/Deposits
PNC
Peers¹
91% 111%
(1) Peers represents average of super-regional banks identified in the Appendix other than PNC.
PNC’s
Business
Model

Risk Management Overview
PNC’s
Business
Model
PNC Is a Recognized Leader in Risk Management. PNC Is a Recognized Leader in Risk Management.
PNC monitors multiple risk areas under our Enterprise
Wide Risk program
- Reputational
- Liquidity
- Credit
- Market
- Operational
- Strategic
PNC’s well-established committee structure requires
multiple scenario analysis
- Economic capital impacts
- Summary risk assessment
- Alternate planning
- Stress testing
- Threshold compliance
- Inherent risk trends

Relative Credit Risk Profile
Peers represents average of super-regional banks identified in the Appendix other than PNC. Net charge-offs percentage is annualized.
PNC 4Q08 as reported information includes the impact of National City, which we acquired as of December 31, 2008. The 4Q08 information excluding the impact of National City is reconciled to GAAP in the Appendix. The 4Q08 net charge-off ratio was not impacted by the National City acquisition.
0.00%
0.55%
1.10%
1.65%
2.20%
2.75%
Nonperforming
loans to total
loans
Nonperforming
assets to total
assets
Net charge-
offs to average
loans
(three months ended)
Allowance for
loan and lease
losses to loans
1.86%
1.94%
.92%
1.55%
1.09%
2.54%
1.77%
2.07%
Key 4Q08 Metrics
(excluding the impact of National City)
Credit migration
accelerated in 4Q08
Strengthened loan loss
reserve coverage
Substantially de-risked
the National City loan
portfolio at closing
Positioned to
outperform on a
relative basis
PNC’s
Business
Model
PNC’s Credit Risk Profile Is Positioned to Outperform
the Peer Group.
PNC 4Q08 as reported     ..74%                .95%               1.09%              2.23%

Capital and Liquidity
PNC Is Well-Positioned in Terms of Capital and Liquidity.
21%
88%
5.1%
3.6%
8.2%
Sept 30
2008
15%
91%
4.3%
2.9%
9.7%
Dec 31
2008
Substantial 12/31/08 liquidity position should enable PNC to meet all 2009 debt maturities
Dec 31
2007
Key Capital Ratios
6.8% Tier 1 risk-based
4.7%
Tangible common equity¹
4.8%
Tangible common equity excluding accumulated
other comprehensive loss
1,2
22% Investment securities to total assets
83% Loans to deposits
Key Liquidity Ratios
(1) Common shareholders’ equity less goodwill and other intangible assets net of eligible deferred taxes (excluding mortgage servicing rights) divided by period-end assets less goodwill and other intangible assets net of eligible deferred taxes (excluding mortgage servicing rights). (2) Accumulated other comprehensive loss as of 12/31/08, 9/30/08, and 12/31/07 was $3.9 billion, $2.2 billion, and
$147 million, respectively. Adjusted percentages are reconciled to GAAP in the Appendix.
PNC’s
Business
Model

WA
OR
ID
CA
NV
AZ
MN
WI
MI
IL
IN
OH
PA
MO
KY
VA
TN
NC
SC
GA
AR
LA
FL
NY
NH
MA
CT
NJ
DE
DC
MD
[redacted]

Ireland
UK
Luxembourg
Poland

PNC

Asset Management
One of the top 10 largest bank-
held asset managers
70% of footprint population in
MSAs with median household
incomes greater than the national
aggregate
Footprint population now 95
million, represents almost 1/3rd
of
U.S. total
A significant presence in 33 of the
Top 100 MSAs with offices in 10
state capitals
Retail
Powerful Opportunities Across the Franchise
BlackRock
(offices in 22
countries)
BLK
CO
TX
KS
OK
Leveraging
PNC’s
Business
Model
Global Investment Servicing
(international offices)
A leading provider of processing,
technology and business intelligence
services to asset managers, broker-
dealers, and financial advisors
$2.0 trillion in assets serviced and 72
million shareholder accounts at
December 31, 2008
Corporate & Institutional
Access to 300 of Fortune 1000
companies and nearly 700 hospitals
One of the top 10 Treasury
Management businesses in the U.S.
One of the nation’s largest M&A
advisory firms for middle market
companies

Key Integration Objectives
Distressed and core loan portfolios identified, purchase
accounting marks established
Credit approval and loan/deposit pricing processes aligned
Return the balance sheet
to a moderate risk profile
Extensive client communications and outreach efforts –
gathered over $1 billion in corporate deposit relationships to date
Systems application selection nearly complete and
conversion timelines set
Schedule for branch conversion complete
Process underway, expect significant portion to be achieved
through attrition and elimination of open positions
Cost save plan being implemented
Status
Leverage combined
strengths to capture
clients
Convert branch network
Achieve $1.2 billion of
annualized cost saves
Integrate technology
platforms
Eliminate 5,800 positions
across organization
Objective
The Foundation for a Smooth and Successful Integration Has Been The Foundation for a Smooth and Successful Integration Has Been
Established and Communicated. Established and Communicated.
Leveraging
PNC’s
Business
Model

Key System Integration Milestones
Leveraging
PNC’s
Business
Model
Closing
System discovery
Application selection
Product mapping
Programming
1H09
Programming
Testing
Phase 1 Bank
conversion
Final stand
alone systems
conversions
Credit reporting
Financial reporting
Management reporting
2H09 1H10 2H10
Phase 2 Bank
conversion
Phase 3 Bank
conversion
Phase 4 Bank
conversion
Planning and actions will be customer focused and in accordance with our focus on managing toward a moderate risk profile
PNC’s core suite of systems will be augmented with value added systems of NCC
The combination should create a more valuable platform from business continuity to enhanced enterprise-wide reporting tools
System integration guiding principles

Significant Retail and Asset Management
Revenue Opportunity
Combine products and platforms for full impact
delivery across our attractive high net worth
markets
Gain synergies by leveraging the strengths of
personal wealth areas and institutional product sets
Leverage our established branch referral processes
$110B AUM
$125B AUA
$57B AUM
$87B AUA
Asset
management
Expand touch point opportunities to increase our
brand awareness and convenience
6,232 4,041
ATMs³
Leverage one of the largest branch distribution
networks in the U.S.
2,589 1,148
Branches³
2.9 million
Legacy PNC¹
6+ million
PNC²
Allows for deeper penetration of our product set,
especially fee based and payment business related
products
Combine focus on on-line innovation and platform
integration efficiencies
Leverage strengths in small business client area to
provide highly profitable sources of funding
Consumer
and small
business
customers
Opportunity
As of December 31, 2008. PNC acquired National City Corporation on December 31, 2008. (1) Does not include and (2) includes the impact of National City. (3) None of anticipated branch divestitures or closings assumed.
Leveraging
PNC’s
Business
Model

Significant Corporate & Institutional
Banking Revenue Opportunity
Combine expertise across top industries
Retain and deepen long-term relationships
Right size portfolios to meet risk/return criteria
$45 billion $17 billion
Commercial
loans (excluding
real estate)
Combine strengths across DUS, FHA, Mezzanine,
REIT, and low income housing capabilities
Scale back residential development exposures
$28 billion $9 billion
Commercial
real estate
loans
Leverage established deposit gathering strategy
and relationship based approach
$27 billion $15 billion Deposits
Leverage our demonstrated cross selling
capabilities
Significant opportunity to leverage our range of
relationship-based products and services
$400 million $336 million
Capital
markets
revenue
Leverage combined strengths in the middle market
Opportunity to significantly improve risk adjusted
returns through fee-based product offerings
$975 million $545 million
Treasury
management
revenue
Legacy PNC¹
PNC²
Opportunity
As of or for the year ended December 31, 2008.  PNC acquired National City Corporation on December 31, 2008.  (1) Does not include and (2) includes the impact of National City.  Revenue items include PNC estimates of National City revenue as if the acquisition had been completed at the beginning of 2008.
Leveraging
PNC’s
Business
Model

A relentless focus on implementing the PNC model
Managing toward an overall moderate risk profile
Leverage the brand to grow high quality revenue
streams
A focus on continuous improvement while investing
in innovation
Disciplined approach to capital management
Strong execution capabilities
Summary
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.
PNC’s
Business
Model

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as
“believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “will,” “ project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-
looking statements. Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties. We provide greater detail regarding some of these factors in our 2008 Form 10-K, including in the Risk Factors and Risk Management sections of that report, and in our other SEC filings. Our forward-
looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.
• Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:
o Changes in interest rates and valuations in the debt, equity and other financial markets.
o Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products.
o Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates.
o Changes in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular.
o Changes in customer preferences and behavior, whether as a result of changing business and economic conditions or other factors.
• A continuation of recent turbulence in significant portions of the US and global financial markets, particularly if it worsens, could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting our counterparties and the economy generally.
• Our business and financial performance could be impacted as the financial industry restructures in the current environment, both by changes in the creditworthiness and performance of our counterparties and by changes in the competitive landscape.
• Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting. These statements are based on our current expectations that interest rates will remain low through 2009 with continued wide market credit spreads, and our view that national economic trends currently point to a continuation of severe recessionary conditions in 2009 followed by a subdued recovery.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
• Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation. Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding. These legal and regulatory developments could include:
o Changes resulting from the Emergency Economic Stabilization Act of 2008, the American Recovery and Reinvestment Act of 2009, and other developments in response to the current economic and financial industry environment, including current and future conditions or restrictions imposed as a result of our participation in the TARP Capital Purchase Program.
o Legislative and regulatory reforms generally, including changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other aspects of the financial institution industry.
o Increased litigation risk from recent regulatory and other governmental developments.
o Unfavorable resolution of legal proceedings or regulatory and other governmental inquiries.
o The results of the regulatory examination and supervision process, including our failure to satisfy the requirements of agreements with governmental agencies.
o Changes in accounting policies and principles.
• Our issuance of securities to the US Department of the Treasury may limit our ability to return capital to our shareholders and is dilutive to our common shares. If we are unable previously to redeem the shares, the dividend rate increases substantially after five years.
• Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques.
• The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
• Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
• Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
• Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
• Our business and operating results can also be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.
• Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, including in the Risk Factors sections of
BlackRock’s reports. BlackRock’s SEC filings are accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com.
This material is referenced for informational purposes only and should not be deemed to constitute a part of this document.
In addition, our recent acquisition of National City Corporation (“National City”) presents us with a number of risks and uncertainties related both to the acquisition transaction itself and to the integration of the acquired businesses into PNC. These risks and uncertainties include the following:
• The transaction may be substantially more expensive to complete (including the required divestitures and the integration of National City’s businesses) and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
• Our ability to achieve anticipated results from this transaction is dependent on the state going forward of the economic and financial markets, which have been under significant stress recently. Specifically, we may incur more credit losses from National City’s loan portfolio than expected.
Other issues related to achieving anticipated financial results include the possibility that deposit attrition or attrition in key client, partner and other relationships may be greater than expected.
• Litigation and governmental investigations currently pending against National City, as well as others that may be filed or commenced relating to
National City’s business and activities before the acquisition, could adversely impact our financial results.
• Our ability to achieve anticipated results is also dependent on our ability to bring National City’s systems, operating models, and controls into conformity with ours and to do so on our planned time schedule. The integration of National City’s business and operations into PNC, which will include conversion of National City’s different systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to National City’s or PNC’s existing businesses. PNC’s ability to integrate National City successfully may be adversely affected by the fact that this transaction will result in PNC entering several markets where PNC did not previously have any meaningful retail presence.
In addition to the National City transaction, we grow our business from time to time by acquiring other financial services companies. Acquisitions in general present us with risks, in addition to those presented by the nature of the business acquired, similar to some or all of those described above relating to the National City acquisition.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of
PNC or its management, and may not reflect PNC’s, National City’s, or other company’s actual or anticipated results.

Non-GAAP to GAAP Reconcilement
Appendix
In millions, except percentages
Tier 1 risk-based capital ratio December 31
2008
Tier 1 risk-based capital $24,287
Less: TARP issuance (7,579)
Tier 1 risk-based capital less TARP issuance $16,708
Risk weighted assets (assumes no decrease in assets without TARP issuance)
$251,106
Tier 1 risk-based capital ratio as reported 9.7%
Less: TARP issuance (3.0)%
Tier 1 risk-based capital ratio as adjusted 6.7%
Tangible common equity ratio (a) December 31 September 30 December 31
2008 2008 2007
Common shareholders' equity $17,490 $13,711 $14,847
Less intangible assets, net of deferred taxes (9,206) (8,812) (8,734)
Tangible common equity 8,284 4,899 6,113
Add back: accumulated other comprehensive loss (AOCL) 3,949 2,230 147
Tangible common equity, before AOCL $12,233 $7,129 $6,260
Tangible assets $281,874 $136,798 $130,185
Add back: AOCL assets 3,252 3,332 (11)
Total assets, excluding AOCL $285,126 $140,130 $130,174
Tangible common equity ratio, as reported 2.9% 3.6% 4.7%
Add back: AOCL assets 1.4% 1.5% 0.1%
Tangible common equity ratio, as adjusted 4.3% 5.1% 4.8%
(a) Common shareholders’ equity less goodwill and other intangible assets net of eligible deferred taxes (excluding mortgage servicing rights)
divided by period-end assets less goodwill and other intangible assets net of eligible deferred taxes (excluding mortgage servicing rights).

Non-GAAP to GAAP Reconcilement
Appendix
For the year ended December 31,
in millions
2003 2004 2005 2006 (c) 2007 2008
'04-'07
CAGR
'07-'08
Change
'05-'08
CAGR
'03-'08
CAGR
Total revenue $5,253 $5,541 $6,327 $8,572 $6,705 $7,190 7% 7%
Noninterest expense 3,476 3,712 4,306 4,443 4,296 4,430 5% 3%
Pretax pre-provision earnings $1,777 $1,829 $2,021 $4,129 $2,409 $2,760 15% 11% 9%
Operating leverage 2% 4%
(c) Includes the impact on both revenue and expense of the BlackRock/MLIM transaction.
In millions, except per share data
THREE MONTHS ENDED
Adjustments, Net Diluted Adjustments, Net Diluted
Pretax Income EPS Pretax Income EPS
Net income (loss), as reported $(248) $(.77) $248 $.71
Adjustments:
   Conforming provision for credit losses - National City $504 328 .94
   Other integration costs 81                  52        .15              $14 9                 .02
Net income, as adjusted $132 $.32 $257 $.73
Adjustments, Net Diluted
Pretax Income EPS
Net income, as reported $178 $.52
Adjustments:
   Integration costs $79 (a) 50        .15
Net income, as adjusted $228 $.67
YEAR ENDED
Adjustments, Net Diluted Adjustments, Net Diluted
Pretax Income EPS Pretax Income EPS
Net income, as reported $882 $2.46 $1,467 $4.35
Adjustments:
   Conforming provision for credit losses - National City $504 328 .95
   Other integration costs 145                 (b) 94        .27              $151 (a) 99 .30
Net income, as adjusted $1,304 $3.68 $1,566 $4.65
(a) Includes the $45 million conforming provision for credit losses related to the Yardville acquisition.
(b) Includes the $23 million conforming provision for credit losses related to the Sterling acquisition.
December 31, 2008 September 30, 2008
December 31, 2007
December 31, 2008 December 31, 2007

Non-GAAP to GAAP Reconcilement
Appendix
As of December 31, 2008 ($ in millions)
PNC, excluding National
City (a)
National City
Purchase accounting,
eliminations, and
reclassifications (b)
PNC, as reported
Total assets $157,373 $153,069 ($19,361) $291,081
Nonperforming assets 1,443                            722 2,165
Nonperforming assets to total assets 0.92% 0.74%
Total loans, net of unearned income $75,830 $108,077 ($8,418) $175,489
Nonperforming loans 1,412 250 1,662
Nonperforming loans to total loans 1.86% 0.95%
Total loans, net of unearned income $75,830 $108,077 ($8,418) $175,489
Allowance for loan and lease losses 1,343 4,856 (2,282) 3,917
Allowance for loan and lease losses to loans 1.77% 2.23%
(a) Includes $7.6 billion related to the issuance to the US Treasury under the US Treasury's Troubled Asset Relief Program ("TARP") on December 31,
2008 of (1) Fixed Rate Cumulative Perpetual Preferred Stock, Series N, and (2) a warrant for the US Treasury to purchase PNC common stock.
(b) Includes conforming provision for credit losses, elimination of intercompany funding and capital transactions, redesignation of loans held for sale to loans held for investment, and other reclassifications.

The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Comerica CMA
Fifth Third Bancorp FITB
KeyCorp KEY
Regions Financial RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Company WFC
Ticker
Peer Group of Super-Regional Banks
Appendix
List represents 2008 peer group after acquisitions.